CAMDEN
Woodmill Creek
camdenliving.com
Homes for Rent
1840

Featured Community: Camden Woodmill Creek • The Woodlands, TX • 189 Single Family Homes • Currently in Lease-up

CAMDEN℠

Living Excellence

2Q24 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston, TX 77046 • (713) 354-2500 • camdenliving.com
Investors Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2024 OPERATING RESULTS

Houston, Texas (August 1, 2024) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and six months ended June 30, 2024. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and six months ended June 30, 2024 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended June 30,		Six Months Ended June 30,
Per Diluted Share	2024	2023	2024	2023
EPS	$0.40	$0.84	$1.17	$1.22
FFO	$1.71	$1.67	$3.37	$3.33
Core FFO	$1.71	$1.70	$3.41	$3.36
Core AFFO	$1.44	$1.51	$2.94	$3.01

	Three Months Ended	2Q24 Guidance	2Q24 Guidance
Per Diluted Share	June 30, 2024	Midpoint	Variance
EPS	$0.40	$0.36	$0.04
FFO	$1.71	$1.66	$0.05
Core FFO	$1.71	$1.67	$0.04

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	2Q24 vs. 2Q23	2Q24 vs. 1Q24	2024 vs. 2023
Revenues	1.4%	0.5%	2.0%
Expenses	2.5%	0.8%	2.7%
Net Operating Income ("NOI")	0.9%	0.4%	1.6%

Same Property Results	2Q24	2Q23	1Q24
Occupancy	95.3%	95.5%	95.0%

For 2024, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	July 2024*	July 2023	2Q24	2Q23
Signed New Lease Rates	(1.6)%	1.6%	(1.8)%	2.4%
Signed Renewal Rates	4.0%	5.2%	3.7%	6.0%
Signed Blended Lease Rates	0.9%	3.3%	0.8%	4.0%
New Lease and Renewal Data - Date Effective (2)	July 2024*	July 2023	2Q24	2Q23
Effective New Lease Rates	(1.5)%	2.0%	(2.6)%	2.3%
Effective Renewal Rates	3.7%	6.4%	3.3%	6.4%
Effective Blended Lease Rates	1.2%	4.1%	0.0%	4.0%
*Preliminary data as of July 31, 2024
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	July 2024*	July 2023	2Q24	2Q23
Occupancy	95.6%	95.6%	95.3%	95.5%
Bad Debt	N/A	1.7%	0.8%	1.5%
Annualized Gross Turnover	59%	65%	53%	54%
Annualized Net Turnover	47%	53%	42%	45%
*Preliminary data as of July 31, 2024

Development Activity
During the quarter, construction was completed at Camden Woodmill Creek in The Woodlands, TX. Construction commenced at Camden South Charlotte in Charlotte, NC and Camden Blakeney in Charlotte, NC. Additionally, leasing continued at Camden Durham in Durham, NC and Camden Long Meadow Farms in Richmond, TX.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 7/31/2024
Camden Woodmill Creek	The Woodlands, TX	189	$70.9	65%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 7/31/2024
Camden Durham	Durham, NC	420	$145.0	69%
Camden Long Meadow Farms	Richmond, TX	188	75.0	32%
Camden Village District	Raleigh, NC	369	138.0
Camden South Charlotte	Charlotte, NC	420	163.0
Camden Blakeney	Charlotte, NC	349	154.0
Total		1,746	$675.0

Share Repurchase
During the quarter, Camden repurchased 44,692 common shares at an average price of $96.52 per share for a total of $4.3 million. Year to date, Camden repurchased 515,974 common shares at an average price of $96.88 for approximately $50.0 million. The Company currently has approximately $450.0 million remaining under its stock repurchase program.

Liquidity Analysis
As of June 30, 2024, Camden had nearly $1.3 billion of liquidity comprised of approximately $93.9 million in cash and cash equivalents, and $1.2 billion of availability under its unsecured credit facility. At quarter-end, the Company had approximately $297.9 million left to fund under its existing wholly-owned development pipeline.

Hurricane Impact
Subsequent to the quarter-end, Hurricane Beryl impacted several of our multifamily communities in the Houston, TX area. We are currently in the preliminary stage of assessing the effect of this event and expect the storm-related expenses for this incident to be in the range of approximately $2.0 million to $3.0 million, net of insurance proceeds. These estimates are preliminary and may change as we receive additional information.

Earnings Guidance
Camden provided initial earnings guidance for 2024 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2024 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	3Q24	2024	2024 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.31 - $0.35	$1.83 - $1.93	$1.88	$1.86	$0.02
FFO	$1.63 - $1.67	$6.67 - $6.77	$6.72	$6.69	$0.03
Core FFO(1)	$1.66 - $1.70	$6.74 - $6.84	$6.79	$6.74	$0.05
(1) The Company's 2024 core FFO guidance includes approximately $0.07 per share of non-core adjustments for casualty-related expenses, legal costs, loss on early retirement of debt, severance, and expensed pursuit costs.

	2024	2024 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	1.00% - 2.00%	1.50%	1.50%	0.00%
Expenses	2.35% - 3.35%	2.85%	3.25%	(0.40)%
NOI	(0.25%) - 1.75%	0.75%	0.50%	0.25%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2024 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call

Friday, August 2, 2024 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 5174172
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,250 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 59,996 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 17 consecutive years, most recently ranking #24. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Property revenues	$387,150	$385,499	$770,291	$763,662

Adjusted EBITDAre	224,177	225,105	448,176	445,203

Net income attributable to common shareholders	42,917	91,099	126,806	133,016
Per share - basic	0.40	0.84	1.17	1.22
Per share - diluted	0.40	0.84	1.17	1.22

Funds from operations	187,705	184,034	371,505	367,040
Per share - diluted	1.71	1.67	3.37	3.33

Core funds from operations	187,892	187,635	375,494	370,683
Per share - diluted	1.71	1.70	3.41	3.36

Core adjusted funds from operations	158,297	166,601	323,874	332,070
Per share - diluted	1.44	1.51	2.94	3.01

Dividends per share	1.03	1.00	2.06	2.00
Dividend payout ratio (FFO)	60.2%	59.9%	61.1%	60.1%

Interest expensed	32,227	33,578	64,764	66,421
Interest capitalized	4,786	4,994	9,760	9,963
Total interest incurred	37,013	38,572	74,524	76,384

Net Debt to Annualized Adjusted EBITDAre (a)	3.9x	4.2x	3.9x	4.2x
Interest expense coverage ratio	7.0x	6.7x	6.9x	6.7x
Total interest coverage ratio	6.1x	5.8x	6.0x	5.8x
Fixed charge expense coverage ratio	7.0x	6.7x	6.9x	6.7x
Total fixed charge coverage ratio	6.1x	5.8x	6.0x	5.8x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.7x	3.5x	3.7x	3.5x

Same property NOI growth (b) (c)	0.9%	6.2%	1.6%	7.1%
(# of apartment homes included)	55,866	48,137	55,866	48,137

Same property turnover
Gross turnover of apartment homes (annualized)	53%	54%	49%	49%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	42%	45%	38%	41%

	As of June 30,		As of June 30,
	2024	2023	2024	2023
Total assets	$9,079,574	$9,260,403	$9,079,574	$9,260,403
Total debt	$3,552,810	$3,682,430	$3,552,810	$3,682,430
Common and common equivalent shares, outstanding end of period (d)	110,051	110,277	110,051	110,277
Share price, end of period	$109.11	$108.87	$109.11	$108.87
Book equity value, end of period (e)	$4,926,932	$4,991,542	$4,926,932	$4,991,542
Market equity value, end of period (f)	$12,007,665	$12,005,857	$12,007,665	$12,005,857

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale.
(c) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.
(d) Includes at June 30, 2024: 108,457 common shares (including 31 common share equivalents related to share awards), plus 1,594 common share equivalents upon the assumed conversion of non-controlling units.
(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
OPERATING DATA

Property revenues (a)	$387,150	$385,499	$770,291	$763,662

Property expenses
Property operating and maintenance	90,126	87,742	179,170	173,027
Real estate taxes	48,763	49,855	98,264	99,251
Total property expenses	138,889	137,597	277,434	272,278

Non-property income
Fee and asset management	2,606	718	3,890	1,296
Interest and other income	1,598	431	3,366	493
Income on deferred compensation plans	1,073	2,844	6,892	8,756
Total non-property income	5,277	3,993	14,148	10,545

Other expenses
Property management	9,846	8,751	19,240	17,048
Fee and asset management	475	420	918	833
General and administrative	18,154	15,863	34,847	31,219
Interest	32,227	33,578	64,764	66,421
Depreciation and amortization	145,894	143,054	290,696	285,498
Expense on deferred compensation plans	1,073	2,844	6,892	8,756
Total other expenses	207,669	204,510	417,357	409,775

Loss on early retirement of debt	—	(2,513)	(921)	(2,513)
Gain on sale of operating property	—	48,919	43,806	48,919
Income from continuing operations before income taxes	45,869	93,791	132,533	138,560
Income tax expense	(1,059)	(851)	(1,964)	(2,001)
Net income	44,810	92,940	130,569	136,559
Less income allocated to non-controlling interests	(1,893)	(1,841)	(3,763)	(3,543)
Net income attributable to common shareholders	$42,917	$91,099	$126,806	$133,016

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$44,810	$92,940	$130,569	$136,559
Other comprehensive income
Unrealized gain on cash flow hedging activities	—	—	85	—
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	361	358	1,450	717
Comprehensive income	45,171	93,298	132,104	137,276
Less income allocated to non-controlling interests	(1,893)	(1,841)	(3,763)	(3,543)
Comprehensive income attributable to common shareholders	$43,278	$91,457	$128,341	$133,733

PER SHARE DATA

Total earnings per common share - basic	$0.40	$0.84	$1.17	$1.22
Total earnings per common share - diluted	0.40	0.84	1.17	1.22

Weighted average number of common shares outstanding:
Basic	108,406	108,663	108,556	108,616
Diluted	108,424	109,392	108,577	108,636

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2024, we recognized $387.2 million of property revenue which consisted of approximately $344.6 million of rental revenue and approximately $42.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $385.5 million recognized for the three months ended June 30, 2023, made up of approximately $343.1 million of rental revenue and approximately $42.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2024, we recognized $770.3 million of property revenue which consisted of approximately $686.2 million of rental revenue and approximately $84.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compared to the $763.7 million of property revenue recognized for the six months ended June 30, 2023, made up of approximately $680.3 million of rental revenue and approximately $83.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.5 million and $10.3 million for the three months ended June 30, 2024 and 2023, respectively and was $21.2 million and $20.8 million for the six months ended June 30 2024 and 2023, respectively.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$42,917	$91,099	$126,806	$133,016
Real estate depreciation and amortization	142,895	140,013	284,742	279,400
Income allocated to non-controlling interests	1,893	1,841	3,763	3,543
Gain on sale of operating properties	—	(48,919)	(43,806)	(48,919)
Funds from operations	$187,705	$184,034	$371,505	$367,040

Plus: Casualty-related expenses, net of (recoveries)	(1,587)	981	(64)	939
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,114	—	1,966	84
Plus: Loss on early retirement of debt	—	2,513	921	2,513
Plus: Expensed development & other pursuit costs	660	471	660	471
Less: Miscellaneous (income)/expense	—	(364)	—	(364)
Core funds from operations	$187,892	$187,635	$375,494	$370,683

Less: recurring capitalized expenditures (a)	(29,595)	(21,034)	(51,620)	(38,613)

Core adjusted funds from operations	$158,297	$166,601	$323,874	$332,070

PER SHARE DATA
Funds from operations - diluted	$1.71	$1.67	$3.37	$3.33
Core funds from operations - diluted	1.71	1.70	3.41	3.36
Core adjusted funds from operations - diluted	1.44	1.51	2.94	3.01
Distributions declared per common share	1.03	1.00	2.06	2.00

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,018	110,262	110,171	110,232

PROPERTY DATA
Total operating properties (end of period) (b)	172	172	172	172
Total operating apartment homes in operating properties (end of period) (b)	58,250	58,961	58,250	58,961
Total operating apartment homes (weighted average)	58,244	59,039	58,290	58,938

.

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023
ASSETS
Real estate assets, at cost
Land	$1,716,515	$1,706,983	$1,711,873	$1,732,804	$1,727,182
Buildings and improvements	11,148,312	11,014,440	10,993,390	10,963,667	10,848,837
	12,864,827	12,721,423	12,705,263	12,696,471	12,576,019
Accumulated depreciation	(4,582,440)	(4,439,710)	(4,332,524)	(4,254,388)	(4,113,095)
Net operating real estate assets	8,282,387	8,281,713	8,372,739	8,442,083	8,462,924
Properties under development, including land	439,758	477,481	486,864	499,761	516,543
Total real estate assets	8,722,145	8,759,194	8,859,603	8,941,844	8,979,467
Accounts receivable – affiliates	9,903	10,350	11,905	12,057	12,121
Other assets, net (a)	245,625	233,137	244,182	237,594	239,958
Cash and cash equivalents	93,932	92,693	259,686	14,600	20,326
Restricted cash	7,969	8,230	8,361	8,369	8,531
Total assets	$9,079,574	$9,103,604	$9,383,737	$9,214,464	$9,260,403

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,222,569	$3,223,285	$3,385,309	$3,323,057	$3,352,415
Secured	330,241	330,184	330,127	330,071	330,015
Accounts payable and accrued expenses	212,247	213,896	222,599	211,759	192,613
Accrued real estate taxes	90,702	46,612	96,517	128,794	93,642
Distributions payable	113,506	113,556	110,427	110,463	110,465
Other liabilities (b)	183,377	182,443	186,987	175,341	189,711
Total liabilities	4,152,642	4,109,976	4,331,966	4,279,485	4,268,861

Equity
Common shares of beneficial interest	1,157	1,157	1,156	1,156	1,156
Additional paid-in capital	5,924,608	5,919,851	5,914,868	5,911,627	5,907,828
Distributions in excess of net income attributable to common shareholders	(710,633)	(641,663)	(613,651)	(727,117)	(666,218)
Treasury shares	(359,975)	(356,880)	(320,364)	(320,702)	(320,675)
Accumulated other comprehensive income/(loss) (c)	283	(78)	(1,252)	(699)	(1,057)
Total common equity	4,855,440	4,922,387	4,980,757	4,864,265	4,921,034
Non-controlling interests	71,492	71,241	71,014	70,714	70,508
Total equity	4,926,932	4,993,628	5,051,771	4,934,979	4,991,542
Total liabilities and equity	$9,079,574	$9,103,604	$9,383,737	$9,214,464	$9,260,403

(a) Includes net deferred charges of:	$3,703	$4,286	$5,879	$6,481	$7,033

(b) Includes deferred revenues of:	$894	$958	$1,030	$1,167	$1,239

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain/(loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2024 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	6,192	—	—	—	6,192
Houston, TX	9,154	—	189	188	9,531
Phoenix, AZ	4,029	397	—	—	4,426
Dallas, TX	6,224	—	—	—	6,224
SE Florida	2,781	269	—	—	3,050
Atlanta, GA	3,744	526	—	—	4,270
Orlando, FL	3,954	—	—	—	3,954
Tampa, FL	3,104	—	—	—	3,104
Denver, CO	2,873	—	—	—	2,873
Charlotte, NC	3,123	387	—	769	4,279
Raleigh, NC	3,252	—	—	789	4,041
Austin, TX	3,360	326	—	—	3,686
San Diego/Inland Empire, CA	1,797	—	—	—	1,797
Los Angeles/Orange County, CA	1,521	290	—	—	1,811
Nashville, TN	758	—	—	—	758
Total Portfolio	55,866	2,195	189	1,746	59,996

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023
D.C. Metro (a)	13.5%	13.2%	96.9%	96.6%	96.7%	96.6%	96.5%
Houston, TX	12.4%	11.9%	95.0%	94.6%	94.4%	95.2%	94.8%
Phoenix, AZ	8.4%	8.7%	94.7%	95.2%	94.5%	94.5%	94.0%
Dallas, TX	8.5%	8.1%	95.0%	94.6%	94.3%	95.4%	95.5%
SE Florida	6.7%	7.1%	96.6%	96.5%	96.1%	95.8%	96.3%
Atlanta, GA	6.3%	6.8%	93.1%	92.7%	92.3%	93.6%	92.9%
Orlando, FL	6.7%	6.4%	95.4%	95.3%	94.9%	95.5%	96.6%
Tampa, FL	6.4%	6.2%	95.6%	96.1%	95.5%	95.9%	96.3%
Denver, CO	5.9%	5.6%	96.6%	96.4%	96.4%	96.6%	96.3%
Charlotte, NC	5.6%	6.0%	95.1%	93.6%	94.7%	95.6%	95.4%
Raleigh, NC	5.2%	4.9%	95.0%	94.7%	95.0%	95.6%	95.8%
Austin, TX	4.6%	4.9%	93.4%	92.7%	93.1%	94.3%	93.7%
San Diego/Inland Empire, CA	4.6%	4.4%	96.1%	95.1%	95.5%	96.1%	95.6%
Los Angeles/Orange County, CA	3.7%	4.4%	93.8%	92.7%	93.1%	95.4%	94.6%
Nashville, TN	1.5%	1.4%	95.3%	93.9%	93.4%	95.3%	96.5%
Total Portfolio	100.0%	100.0%	95.2%	94.8%	94.7%	95.4%	95.2%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2024	2023	Change	2024	2023	Change
"Same Property" Communities (a)	55,866	$366,424	$361,226	$5,198	$730,902	$716,844	$14,058
Non-"Same Property" Communities (b)	2,195	14,215	11,923	2,292	28,182	22,458	5,724
Development and Lease-Up Communities (c)	1,935	1,358	—	1,358	1,960	—	1,960
Disposition/Other (d)	—	5,153	12,350	(7,197)	9,247	24,360	(15,113)
Total Property Revenues	59,996	$387,150	$385,499	$1,651	$770,291	$763,662	$6,629

Property Expenses
"Same Property" Communities (a)	55,866	$130,943	$127,776	$3,167	$260,787	$254,016	$6,771
Non-"Same Property" Communities (b)	2,195	5,280	4,799	481	10,104	9,164	940
Development and Lease-Up Communities (c)	1,935	909	4	905	1,509	7	1,502
Disposition/Other (d)	—	1,757	5,018	(3,261)	5,034	9,091	(4,057)
Total Property Expenses	59,996	$138,889	$137,597	$1,292	$277,434	$272,278	$5,156

Property Net Operating Income
"Same Property" Communities (a)	55,866	$235,481	$233,450	$2,031	$470,115	$462,828	$7,287
Non-"Same Property" Communities (b)	2,195	8,935	7,124	1,811	18,078	13,294	4,784
Development and Lease-Up Communities (c)	1,935	449	(4)	453	451	(7)	458
Disposition/Other (d)	—	3,396	7,332	(3,936)	4,213	15,269	(11,056)
Total Property Net Operating Income	59,996	$248,261	$247,902	$359	$492,857	$491,384	$1,473

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2023, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	June 30,	March 31,	December 31,	September 30,	June 30,
Property Revenues	Homes	2024	2024	2023	2023	2023
"Same Property" Communities (a)	55,866	$366,424	$364,478	$362,657	$365,148	$361,226
Non-"Same Property" Communities (b)	2,195	14,215	13,967	13,398	13,204	11,923
Development and Lease-Up Communities (c)	1,935	1,358	602	152	6	—
Disposition/Other (d)	—	5,153	4,094	11,380	12,420	12,350
Total Property Revenues	59,996	$387,150	$383,141	$387,587	$390,778	$385,499

Property Expenses
"Same Property" Communities (a)	55,866	$130,943	$129,844	$126,943	$130,500	$127,776
Non-"Same Property" Communities (b)	2,195	5,280	4,824	4,911	5,047	4,799
Development and Lease-Up Communities (c)	1,935	909	600	147	18	4
Disposition/Other (d)	—	1,757	3,277	4,536	4,540	5,018
Total Property Expenses	59,996	$138,889	$138,545	$136,537	$140,105	$137,597

Property Net Operating Income
"Same Property" Communities (a)	55,866	$235,481	$234,634	$235,714	$234,648	$233,450
Non-"Same Property" Communities (b)	2,195	8,935	9,143	8,487	8,157	7,124
Development and Lease-Up Communities (c)	1,935	449	2	5	(12)	(4)
Disposition/Other (d)	—	3,396	817	6,844	7,880	7,332
Total Property Net Operating Income	59,996	$248,261	$244,596	$251,050	$250,673	$247,902

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2023, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	2Q24	2Q23	Growth	2Q24	2Q23	Growth	2Q24	2Q23	Growth
D.C. Metro	6,192	$46,932	$45,159	3.9%	$14,743	$14,114	4.5%	$32,189	$31,045	3.7%
Houston, TX	9,154	51,376	50,362	2.0%	22,128	22,767	(2.8)%	29,248	27,595	6.0%
Dallas, TX	6,224	35,254	35,173	0.2%	15,201	13,863	9.7%	20,053	21,310	(5.9)%
Phoenix, AZ	4,029	26,956	26,693	1.0%	7,287	7,119	2.4%	19,669	19,574	0.5%
SE Florida	2,781	24,576	23,904	2.8%	8,717	7,901	10.3%	15,859	16,003	(0.9)%
Atlanta, GA	3,744	23,766	23,759	0.0%	8,823	9,077	(2.8)%	14,943	14,682	1.8%
Orlando, FL	3,954	25,289	25,124	0.7%	9,567	9,339	2.4%	15,722	15,785	(0.4)%
Tampa, FL	3,104	23,259	23,366	(0.5)%	8,290	8,168	1.5%	14,969	15,198	(1.5)%
Denver, CO	2,873	20,141	19,804	1.7%	6,356	5,998	6.0%	13,785	13,806	(0.2)%
Charlotte, NC	3,123	18,692	18,471	1.2%	5,569	5,345	4.2%	13,123	13,126	0.0%
Raleigh, NC	3,252	17,691	17,625	0.4%	5,509	5,378	2.4%	12,182	12,247	(0.5)%
San Diego/Inland Empire, CA	1,797	15,722	14,816	6.1%	4,842	4,792	1.0%	10,880	10,024	8.5%
Austin, TX	3,360	18,254	18,644	(2.1)%	7,452	7,714	(3.4)%	10,802	10,930	(1.2)%
Los Angeles/Orange County, CA	1,521	13,345	12,921	3.3%	4,723	4,402	7.3%	8,622	8,519	1.2%
Nashville, TN	758	5,171	5,405	(4.3)%	1,736	1,799	(3.5)%	3,435	3,606	(4.7)%

Total Same Property	55,866	$366,424	$361,226	1.4%	$130,943	$127,776	2.5%	$235,481	$233,450	0.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	2Q24	2Q23	Growth	2Q24	2Q23	Growth	2Q24	2Q23	Growth
D.C. Metro	13.5%	96.9%	96.5%	0.4%	$2,263	$2,191	3.3%	$2,609	$2,519	3.5%
Houston, TX	12.4%	95.0%	94.8%	0.2%	1,683	1,662	1.3%	1,969	1,935	1.8%
Dallas, TX	8.5%	95.0%	95.5%	(0.5)%	1,715	1,722	(0.4)%	1,988	1,973	0.7%
Phoenix, AZ	8.4%	94.8%	94.0%	0.8%	1,981	1,988	(0.4)%	2,353	2,349	0.2%
SE Florida	6.7%	96.4%	96.2%	0.2%	2,700	2,651	1.8%	3,056	2,979	2.6%
Atlanta, GA	6.3%	94.1%	94.2%	(0.1)%	1,949	1,987	(1.9)%	2,249	2,246	0.1%
Orlando, FL	6.7%	95.4%	96.6%	(1.2)%	1,934	1,918	0.8%	2,234	2,193	1.9%
Tampa, FL	6.4%	95.6%	96.3%	(0.7)%	2,306	2,291	0.7%	2,612	2,605	0.2%
Denver, CO	5.9%	96.6%	96.3%	0.3%	2,110	2,063	2.3%	2,419	2,387	1.4%
Charlotte, NC	5.6%	94.8%	95.4%	(0.6)%	1,814	1,784	1.7%	2,107	2,068	1.8%
Raleigh, NC	5.2%	95.0%	95.8%	(0.8)%	1,611	1,601	0.6%	1,909	1,886	1.2%
San Diego/Inland Empire, CA	4.6%	96.1%	95.6%	0.5%	2,751	2,665	3.2%	3,036	2,875	5.6%
Austin, TX	4.6%	94.1%	94.7%	(0.6)%	1,630	1,671	(2.5)%	1,924	1,954	(1.5)%
Los Angeles/Orange County, CA	3.7%	93.3%	94.9%	(1.6)%	2,885	2,922	(1.3)%	3,136	2,988	4.9%
Nashville, TN	1.5%	95.3%	96.5%	(1.2)%	2,240	2,305	(2.8)%	2,386	2,463	(3.1)%

Total Same Property	100.0%	95.3%	95.5%	(0.2)%	$1,990	$1,975	0.8%	$2,294	$2,257	1.6%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	2Q24	1Q24	Growth	2Q24	1Q24	Growth	2Q24	1Q24	Growth
D.C. Metro	6,192	$46,932	$46,398	1.2%	$14,743	$14,752	(0.1)%	$32,189	$31,646	1.7%
Houston, TX	9,154	51,376	50,860	1.0%	22,128	22,697	(2.5)%	29,248	28,163	3.9%
Dallas, TX	6,224	35,254	35,062	0.5%	15,201	14,556	4.4%	20,053	20,506	(2.2)%
Phoenix, AZ	4,029	26,956	26,940	0.1%	7,287	7,198	1.2%	19,669	19,742	(0.4)%
SE Florida	2,781	24,576	24,662	(0.3)%	8,717	8,649	0.8%	15,859	16,013	(1.0)%
Atlanta, GA	3,744	23,766	23,711	0.2%	8,823	8,312	6.1%	14,943	15,399	(3.0)%
Orlando, FL	3,954	25,289	25,178	0.4%	9,567	9,638	(0.7)%	15,722	15,540	1.2%
Tampa, FL	3,104	23,259	23,481	(0.9)%	8,290	8,318	(0.3)%	14,969	15,163	(1.3)%
Denver, CO	2,873	20,141	20,096	0.2%	6,356	5,659	12.3%	13,785	14,437	(4.5)%
Charlotte, NC	3,123	18,692	18,316	2.1%	5,569	5,305	5.0%	13,123	13,011	0.9%
Raleigh, NC	3,252	17,691	17,534	0.9%	5,509	5,587	(1.4)%	12,182	11,947	2.0%
San Diego/Inland Empire, CA	1,797	15,722	15,435	1.9%	4,842	4,760	1.7%	10,880	10,675	1.9%
Austin, TX	3,360	18,254	18,352	(0.5)%	7,452	7,779	(4.2)%	10,802	10,573	2.2%
Los Angeles/Orange County, CA	1,521	13,345	13,275	0.5%	4,723	4,797	(1.5)%	8,622	8,478	1.7%
Nashville, TN	758	5,171	5,178	(0.1)%	1,736	1,837	(5.5)%	3,435	3,341	2.8%

Total Same Property	55,866	$366,424	$364,478	0.5%	$130,943	$129,844	0.8%	$235,481	$234,634	0.4%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	2Q24	1Q24	Growth	2Q24	1Q24	Growth	2Q24	1Q24	Growth
D.C. Metro	13.5%	96.9%	96.6%	0.3%	$2,263	$2,242	0.9%	$2,609	$2,587	0.9%
Houston, TX	12.4%	95.0%	94.6%	0.4%	1,683	1,681	0.1%	1,969	1,958	0.6%
Dallas, TX	8.5%	95.0%	94.6%	0.4%	1,715	1,721	(0.3)%	1,988	1,986	0.1%
Phoenix, AZ	8.4%	94.8%	95.4%	(0.6)%	1,981	1,984	(0.2)%	2,353	2,337	0.7%
SE Florida	6.7%	96.4%	96.4%	0.0%	2,700	2,704	(0.1)%	3,056	3,065	(0.3)%
Atlanta, GA	6.3%	94.1%	93.7%	0.4%	1,949	1,975	(1.3)%	2,249	2,254	(0.2)%
Orlando, FL	6.7%	95.4%	95.3%	0.1%	1,934	1,939	(0.3)%	2,234	2,227	0.3%
Tampa, FL	6.4%	95.6%	96.1%	(0.5)%	2,306	2,309	(0.1)%	2,612	2,623	(0.4)%
Denver, CO	5.9%	96.6%	96.4%	0.2%	2,110	2,104	0.3%	2,419	2,419	0.0%
Charlotte, NC	5.6%	94.8%	93.6%	1.2%	1,814	1,810	0.2%	2,107	2,089	0.9%
Raleigh, NC	5.2%	95.0%	94.7%	0.3%	1,611	1,612	(0.1)%	1,909	1,899	0.6%
San Diego/Inland Empire, CA	4.6%	96.1%	95.1%	1.0%	2,751	2,740	0.4%	3,036	3,010	0.9%
Austin, TX	4.6%	94.1%	93.7%	0.4%	1,630	1,647	(1.0)%	1,924	1,943	(0.9)%
Los Angeles/Orange County, CA	3.7%	93.3%	92.0%	1.3%	2,885	2,912	(0.9)%	3,136	3,163	(0.8)%
Nashville, TN	1.5%	95.3%	93.9%	1.4%	2,240	2,276	(1.6)%	2,386	2,422	(1.5)%

Total Same Property	100.0%	95.3%	95.0%	0.3%	$1,990	$1,992	(0.1)%	$2,294	$2,289	0.2%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2024	2023	Growth	2024	2023	Growth	2024	2023	Growth
D.C. Metro	6,192	$93,330	$89,574	4.2%	$29,495	$28,170	4.7%	$63,835	$61,404	4.0%
Houston, TX	9,154	102,236	99,547	2.7%	44,825	45,651	(1.8)%	57,411	53,896	6.5%
Dallas, TX	6,224	70,316	69,845	0.7%	29,757	28,543	4.3%	40,559	41,302	(1.8)%
Phoenix, AZ	4,029	53,896	53,412	0.9%	14,485	14,176	2.2%	39,411	39,236	0.4%
SE Florida	2,781	49,238	47,614	3.4%	17,366	16,045	8.2%	31,872	31,569	1.0%
Atlanta, GA	3,744	47,477	47,241	0.5%	17,135	16,398	4.5%	30,342	30,843	(1.6)%
Orlando, FL	3,954	50,467	49,706	1.5%	19,205	18,524	3.7%	31,262	31,182	0.3%
Tampa, FL	3,104	46,740	46,419	0.7%	16,608	16,181	2.6%	30,132	30,238	(0.4)%
Denver, CO	2,873	40,237	39,431	2.0%	12,015	11,919	0.8%	28,222	27,512	2.6%
Charlotte, NC	3,123	37,008	36,346	1.8%	10,874	10,638	2.2%	26,134	25,708	1.7%
Raleigh, NC	3,252	35,225	34,874	1.0%	11,096	10,531	5.4%	24,129	24,343	(0.9)%
San Diego/Inland Empire, CA	1,797	31,157	29,353	6.1%	9,602	9,439	1.7%	21,555	19,914	8.2%
Austin, TX	3,360	36,606	37,104	(1.3)%	15,231	15,861	(4.0)%	21,375	21,243	0.6%
Los Angeles/Orange County, CA	1,521	26,620	25,670	3.7%	9,520	8,333	14.2%	17,100	17,337	(1.4)%
Nashville, TN	758	10,349	10,708	(3.4)%	3,573	3,607	(0.9)%	6,776	7,101	(4.6)%

Total Same Property	55,866	$730,902	$716,844	2.0%	$260,787	$254,016	2.7%	$470,115	$462,828	1.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2024	2023	Growth	2024	2023	Growth	2024	2023	Growth
D.C. Metro	13.6%	96.7%	96.3%	0.4%	$2,252	$2,180	3.3%	$2,597	$2,503	3.8%
Houston, TX	12.2%	94.8%	94.5%	0.3%	1,682	1,655	1.6%	1,964	1,917	2.4%
Dallas, TX	8.6%	94.8%	95.2%	(0.4)%	1,718	1,715	0.2%	1,987	1,964	1.1%
Phoenix, AZ	8.4%	95.1%	94.4%	0.7%	1,983	1,988	(0.3)%	2,346	2,342	0.2%
SE Florida	6.8%	96.4%	96.3%	0.1%	2,702	2,634	2.6%	3,061	2,964	3.3%
Atlanta, GA	6.5%	93.9%	94.3%	(0.4)%	1,962	1,982	(1.0)%	2,252	2,231	0.9%
Orlando, FL	6.7%	95.4%	96.3%	(0.9)%	1,936	1,905	1.6%	2,230	2,177	2.4%
Tampa, FL	6.4%	95.9%	96.5%	(0.6)%	2,307	2,281	1.1%	2,618	2,583	1.3%
Denver, CO	6.0%	96.5%	96.0%	0.5%	2,107	2,050	2.8%	2,418	2,382	1.5%
Charlotte, NC	5.6%	94.2%	95.1%	(0.9)%	1,812	1,771	2.3%	2,097	2,041	2.7%
Raleigh, NC	5.1%	94.9%	95.5%	(0.6)%	1,612	1,593	1.2%	1,902	1,872	1.6%
San Diego/Inland Empire, CA	4.6%	95.6%	95.4%	0.2%	2,745	2,641	3.9%	3,023	2,853	5.9%
Austin, TX	4.5%	93.9%	94.8%	(0.9)%	1,638	1,666	(1.7)%	1,933	1,941	(0.4)%
Los Angeles/Orange County, CA	3.6%	92.6%	95.4%	(2.8)%	2,899	2,908	(0.3)%	3,149	2,955	6.5%
Nashville, TN	1.4%	94.6%	96.7%	(2.1)%	2,258	2,288	(1.3)%	2,405	2,436	(1.3)%

Total Same Property	100.0%	95.1%	95.4%	(0.3)%	$1,991	$1,965	1.3%	$2,292	$2,241	2.3%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2024
(In thousands)

(Unaudited)

					% of Actual
					2Q24 Operating
Quarterly Comparison (a) (b)	2Q24	2Q23	$ Change	% Change	Expenses

Property Taxes	$46,266	$46,815	($549)	(1.2)%	35.3%
Salaries and Benefits for On-site Employees	24,073	22,501	1,572	7.0%	18.4%
Utilities	24,834	23,620	1,214	5.1%	19.0%
Repairs and Maintenance	17,683	16,868	815	4.8%	13.5%
Property Insurance	8,086	9,079	(993)	(10.9)%	6.2%
General and Administrative	6,201	5,949	252	4.2%	4.7%
Marketing and Leasing	2,736	1,923	813	42.3%	2.1%
Other	1,064	1,021	43	4.2%	0.8%

Total Same Property	$130,943	$127,776	$3,167	2.5%	100.0%

					% of Actual
					2Q24 Operating
Sequential Comparison (a) (b)	2Q24	1Q24	$ Change	% Change	Expenses

Property Taxes	$46,266	$47,115	($849)	(1.8)%	35.3%
Salaries and Benefits for On-site Employees	24,073	23,117	956	4.1%	18.4%
Utilities	24,834	25,099	(265)	(1.1)%	19.0%
Repairs and Maintenance	17,683	16,085	1,598	9.9%	13.5%
Property Insurance	8,086	8,775	(689)	(7.9)%	6.2%
General and Administrative	6,201	6,259	(58)	(0.9)%	4.7%
Marketing and Leasing	2,736	2,303	433	18.8%	2.1%
Other	1,064	1,091	(27)	(2.5)%	0.8%

Total Same Property	$130,943	$129,844	$1,099	0.8%	100.0%

					% of Actual
					2024 Operating
Year to Date Comparison (a) (b)	2024	2023	$ Change	% Change	Expenses

Property Taxes	$93,381	$93,240	$141	0.2%	35.8%
Salaries and Benefits for On-site Employees	47,190	44,061	3,129	7.1%	18.1%
Utilities	49,933	47,933	2,000	4.2%	19.1%
Repairs and Maintenance	33,768	32,628	1,140	3.5%	12.9%
Property Insurance	16,861	18,397	(1,536)	(8.3)%	6.5%
General and Administrative	12,460	11,868	592	5.0%	4.8%
Marketing and Leasing	5,039	3,791	1,248	32.9%	1.9%
Other	2,155	2,098	57	2.7%	0.9%

Total Same Property	$260,787	$254,016	$6,771	2.7%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2024 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 7/31/2024
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Woodmill Creek	189	$70.9			3Q22	4Q23	2Q24	2Q25	65%	52%
	The Woodlands, TX

Total Completed Communities in Lease-Up		189	$70.9							65%	52%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/31/2024
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Durham	420	$145.0	$139.7	$19.3	1Q21	3Q23	3Q24	4Q25	69%	56%
	Durham, NC
2.	Camden Long Meadow Farms	188	75.0	67.8	27.7	3Q22	1Q24	3Q24	2Q25	32%	27%
	Richmond, TX
3.	Camden Village District	369	138.0	97.2	97.2	2Q22	3Q24	2Q25	4Q26
	Raleigh, NC
4.	Camden South Charlotte	420	163.0	43.2	43.2	2Q24	2Q26	2Q27	4Q28
	Charlotte, NC
5.	Camden Blakeney	349	154.0	29.2	29.2	2Q24	4Q26	3Q27	3Q28
	Charlotte, NC

Total Development Communities		1,746	$675.0	$377.1	$216.6					58%	47%

Additional Development Pipeline and Land(a)					223.2

Total Properties Under Development and Land (per Balance Sheet)					$439.8

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q24 NOI
Completed Communities in Lease-Up								$70.9	$0.1
Development Communities in Lease-Up								207.5	0.3
Total Development Communities NOI Contribution								$278.4	$0.4

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF JUNE 30, 2024 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Baker	435	$165.0	$34.7
	Denver, CO
2.	Camden Nations	393	175.0	40.5
	Nashville, TN
3.	Camden Gulch	480	260.0	51.0
	Nashville, TN
4.	Camden Paces III	350	100.0	23.5
	Atlanta, GA
5.	Camden Highland Village II	300	100.0	10.8
	Houston, TX
6.	Camden Arts District	354	150.0	47.8
	Los Angeles, CA
7.	Camden Downtown II	271	145.0	14.9
	Houston, TX
Development Pipeline		2,583	$1,095.0	$223.2

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DISPOSITIONS

(Unaudited)

2024 DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
2024 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Vantage	Atlanta, GA	$115.0	592 Homes	$1,745	2010	2/7/2024

Total/Average Disposition			$115.0	592 Homes	$1,745

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2024:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2024	($1,821)	$—	$290,000	$288,179	8.1%	4.1%
2025	(3,497)	—	—	(3,497)	(0.1)%	—%
2026	(3,331)	24,000	502,196	522,865	14.7%	6.6%
2027	(2,433)	174,900	—	172,467	4.9%	3.9%
2028	(2,143)	132,025	400,000	529,882	14.9%	3.8%
Thereafter	(7,086)	—	2,050,000	2,042,914	57.5%	3.7%
Total Maturing Debt	($20,311)	$330,925	$3,242,196	$3,552,810	100.0%	4.2%

Unsecured Line of Credit	$—	$—	$—	$—	—%	—%
Total Debt	($20,311)	$330,925	$3,242,196	$3,552,810	100.0%	4.2%

Weighted Average Maturity of Debt		6.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$539,676	15.2%	6.7%	2.2 Years
Fixed rate debt	3,013,134	84.8%	3.7%	7.1 Years
Total	$3,552,810	100.0%	4.2%	6.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,222,569	90.7%	4.2%	6.7 Years
Secured debt	330,241	9.3%	3.9%	3.1 Years
Total	$3,552,810	100.0%	4.2%	6.4 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	2Q24 NOI	% of Total
Unencumbered real estate assets	55,386	92.3%	$11,955,016	89.9%	$231,780	93.4%
Encumbered real estate assets	4,610	7.7%	1,349,569	10.1%	16,481	6.6%
Total	59,996	100.0%	$13,304,585	100.0%	$248,261	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.7x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2024 AND 2025:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2024	($961)	$—	$290,000	$289,039	4.1%
4Q 2024	(860)	—	—	(860)	N/A
2024	($1,821)	$—	$290,000	$288,179	4.1%

1Q 2025	($865)	$—	$—	($865)	N/A
2Q 2025	(871)	—	—	(871)	N/A
3Q 2025	(878)	—	—	(878)	N/A
4Q 2025	(883)	—	—	(883)	N/A
2025	($3,497)	$—	$—	($3,497)	—%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	561%	Yes

Unsecured Debt to Gross Asset Value	<	60%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	26%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	381%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	597%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2024
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$3,010	$52	$483	$8
Appliances	9	years	1,244	21	465	8
Painting	—		—	—	2,148	37
Cabinetry/Countertops	8	years	166	3	—	—
Other	7	years	2,380	41	1,278	22
Exteriors
Painting	6	years	1,262	21	—	—
Carpentry	10	years	1,029	18	—	—
Landscaping	6	years	1,009	17	3,790	65
Roofing	15	years	4,177	72	365	6
Site Drainage	10	years	71	1	—	—
Fencing/Stair	10	years	571	10	—	—
Other (b)	9	years	4,847	83	5,013	86
Common Areas
Mech., Elec., Plumbing	9	years	7,222	124	4,350	75
Parking/Paving	5	years	652	11	—	—
Pool/Exercise/Facility	7	years	1,955	34	609	11
Total Recurring (c)			$29,595	$508	$18,501	$318
Weighted Average Apartment Homes				58,244		58,244

Non-recurring & revenue enhancing capitalized expenditures (d)			$341

Reposition Expenditures (e)	10	years	$20,039	$27,043
Repositioned Apartment Homes				741

	Year to Date 2024
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$5,736	$98	$951	$16
Appliances	9	years	2,626	45	904	16
Painting	—		—	—	3,889	67
Cabinetry/Countertops	8	years	326	6	—	—
Other	7	years	4,840	83	2,466	42
Exteriors
Painting	6	years	1,935	33	—	—
Carpentry	10	years	1,292	22	—	—
Landscaping	6	years	1,546	27	7,161	123
Roofing	15	years	5,742	99	654	11
Site Drainage	10	years	166	3	—	—
Fencing/Stair	10	years	915	16	—	—
Other (b)	9	years	9,725	167	9,873	170
Common Areas
Mech., Elec., Plumbing	9	years	12,092	207	8,353	143
Parking/Paving	5	years	920	16	—	—
Pool/Exercise/Facility	7	years	3,759	64	1,067	18
Total Recurring (c)			$51,620	$886	$35,318	$606
Weighted Average Apartment Homes				58,290		58,290

Non-recurring & revenue enhancing capitalized expenditures (d)			$1,222

Reposition Expenditures (e)	10	years	$44,292	$30,610
Repositioned Apartment Homes				1,447

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2024.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2024 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net of recoveries, net below market lease amortization, pandemic resident relief, (gain)/loss on sale of land, advocacy contributions, and miscellaneous (income)/expense adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net income attributable to common shareholders	$42,917	$91,099	$126,806	$133,016
Real estate depreciation and amortization	142,895	140,013	284,742	279,400
Income allocated to non-controlling interests	1,893	1,841	3,763	3,543
Gain on sale of operating properties	—	(48,919)	(43,806)	(48,919)
Funds from operations	$187,705	$184,034	$371,505	$367,040

Plus: Casualty-related expenses, net of (recoveries)	(1,587)	981	(64)	939
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,114	—	1,966	84
Plus: Loss on early retirement of debt	—	2,513	921	2,513
Plus: Expensed development & other pursuit costs	660	471	660	471
Less: Miscellaneous (income)/expense	—	(364)	—	(364)
Core funds from operations	$187,892	$187,635	$375,494	$370,683

Less: recurring capitalized expenditures	(29,595)	(21,034)	(51,620)	(38,613)

Core adjusted funds from operations	$158,297	$166,601	$323,874	$332,070

Weighted average number of common shares outstanding:
EPS diluted	108,424	109,392	108,577	108,636
FFO/Core FFO/ Core AFFO diluted	110,018	110,262	110,171	110,232

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Total Earnings Per Common Share - Diluted	$0.40	$0.84	$1.17	$1.22
Real estate depreciation and amortization	1.29	1.26	2.57	2.52
Income allocated to non-controlling interests	0.02	0.01	0.03	0.03
Gain on sale of operating property	—	(0.44)	(0.40)	(0.44)
FFO per common share - Diluted	$1.71	$1.67	$3.37	$3.33

Plus: Casualty-related expenses, net of (recoveries)	(0.02)	0.01	—	0.01
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements, net of recoveries	0.01	—	0.02	—
Plus: Loss on early retirement of debt	—	0.02	0.01	0.02
Plus: Expensed development & other pursuit costs	0.01	—	0.01	—
Less: Miscellaneous (income)/expense	—	—	—	—
Core FFO per common share - Diluted	$1.71	$1.70	$3.41	$3.36

Less: recurring capitalized expenditures	(0.27)	(0.19)	(0.47)	(0.35)

Core AFFO per common share - Diluted	$1.44	$1.51	$2.94	$3.01

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	3Q24	Range	2024	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.31	$0.35	$1.83	$1.93
Expected real estate depreciation and amortization	1.30	1.30	5.17	5.17
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
Expected (gain) on sale of operating properties	—	—	(0.40)	(0.40)
Expected FFO per share - diluted	$1.63	$1.67	$6.67	$6.77
Anticipated Adjustments to FFO	0.03	0.03	0.07	0.07
Expected Core FFO per share - diluted	$1.66	$1.70	$6.74	$6.84

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net income	$44,810	$92,940	$130,569	$136,559
Less: Fee and asset management income	(2,606)	(718)	(3,890)	(1,296)
Less: Interest and other income	(1,598)	(431)	(3,366)	(493)
Less: Income on deferred compensation plans	(1,073)	(2,844)	(6,892)	(8,756)
Plus: Property management expense	9,846	8,751	19,240	17,048
Plus: Fee and asset management expense	475	420	918	833
Plus: General and administrative expense	18,154	15,863	34,847	31,219
Plus: Interest expense	32,227	33,578	64,764	66,421
Plus: Depreciation and amortization expense	145,894	143,054	290,696	285,498
Plus: Expense on deferred compensation plans	1,073	2,844	6,892	8,756
Plus: Loss on early retirement of debt	—	2,513	921	2,513
Less: Gain on sale of operating property	—	(48,919)	(43,806)	(48,919)
Plus: Income tax expense	1,059	851	1,964	2,001
NOI	$248,261	$247,902	$492,857	$491,384

"Same Property" Communities	$235,481	$233,450	$470,115	$462,828
Non-"Same Property" Communities	8,935	7,124	18,078	13,294
Development and Lease-Up Communities	449	(4)	451	(7)
Disposition/Other	3,396	7,332	4,213	15,269
NOI	$248,261	$247,902	$492,857	$491,384

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains on the disposition of depreciated property, including gains (losses) on change of control, plus impairment write-downs of depreciated property with adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. Adjusted EBITDAre excludes equity in (income) loss of joint ventures, (gain) loss on land, and loss on early retirement of debt. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 2 for 6 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net income	$44,810	$92,940	$130,569	$136,559
Plus: Interest expense	32,227	33,578	64,764	66,421
Plus: Depreciation and amortization expense	145,894	143,054	290,696	285,498
Plus: Income tax expense	1,059	851	1,964	2,001
Less: Gain on sale of operating property	—	(48,919)	(43,806)	(48,919)
EBITDAre	$223,990	$221,504	$444,187	$441,560
Plus: Casualty-related expenses, net of (recoveries)	(1,587)	981	(64)	939
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,114	—	1,966	84
Plus: Loss on early retirement of debt	—	2,513	921	2,513
Plus: Expensed development & other pursuit costs	660	471	660	471
Less: Miscellaneous (income)/expense	—	(364)	—	(364)
Adjusted EBITDAre	$224,177	$225,105	$448,176	$445,203
Annualized Adjusted EBITDAre	$896,708	$900,420	$896,352	$890,406

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Unsecured notes payable	$3,220,334	$3,364,180	$3,232,903	$3,316,971
Secured notes payable	330,222	391,732	330,194	453,409
Total debt	3,550,556	3,755,912	3,563,097	3,770,380
Less: Cash and cash equivalents	(54,686)	(6,775)	(60,347)	(8,650)
Net debt	$3,495,870	$3,749,137	$3,502,750	$3,761,730

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net debt	$3,495,870	$3,749,137	$3,502,750	$3,761,730
Annualized Adjusted EBITDAre	896,708	900,420	896,352	890,406
Net Debt to Annualized Adjusted EBITDAre	3.9x	4.2x	3.9x	4.2x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Bad Debt: Represents bad debt expense and reserves as a percentage of rental revenues.
Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of (recoveries), severance, legal costs and settlements, loss on early retirement of debt, expensed development and other pursuit costs, net below market lease amortization, and miscellaneous (income)/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale.
Signed Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when signed, regardless of lease term. Signed blended lease rates are the weighted average of signed new lease rates and signed renewal rates achieved.
Signed New Lease Rates: Average change in same property new lease rates versus expiring lease rates when signed, regardless of lease term.
Signed Renewal Rates: Average change in same property renewal rates versus expiring lease rates when signed, regardless of lease term.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q3 '24	Q4 '24	Q1 '25	Q2 '25
Earnings Release & Conference Call	Late October	Early February	Early May	Late July

Dividend Information - Common Shares:	Q1 '24	Q2 '24
Declaration Date	2/1/2024	6/14/2024
Record Date	3/29/2024	6/28/2024
Payment Date	4/17/2024	7/17/2024
Distributions Per Share	$1.03	$1.03

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	Executive Vice Chairman
Alexander J. Jessett	President & Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2024

(Unaudited)							2Q24 Avg Monthly		2Q24 Avg Monthly
			Year Placed	Average	Apartment	2Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,942	$1.69	$2,300	$2.01
Camden Copper Square	Phoenix	AZ	2000	786	332	94%	1,667	2.12	2,033	2.59
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	2,160	2.09	2,588	2.51
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	2,041	1.91	2,393	2.24
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,976	1.85	2,408	2.25
Camden North End I	Phoenix	AZ	2019	921	441	95%	2,017	2.19	2,403	2.61
Camden North End II	Phoenix	AZ	2021	885	343	94%	2,062	2.33	2,433	2.75
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	95%	2,273	2.55	2,547	2.86
Camden Pecos Ranch	Chandler	AZ	2001	949	272	94%	1,703	1.79	2,060	2.17
Camden San Marcos	Scottsdale	AZ	1995	984	320	93%	1,900	1.93	2,237	2.27
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	2,030	1.95	2,432	2.33
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	2,044	1.57	2,456	1.89
Camden Tempe	Tempe	AZ	2015	1,043	234	96%	1,953	1.87	2,354	2.26
Camden Tempe II	Tempe	AZ	2023	981	397	93%	1,888	1.92	2,198	2.24
TOTAL ARIZONA	14	Properties		995	4,426	95%	1,973	1.98	2,338	2.35

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,746	2.72	3,059	3.03
Camden Glendale	Glendale	CA	2015	893	307	95%	2,859	3.20	3,198	3.58
Camden Harbor View	Long Beach	CA	2004/2016	981	547	90%	2,947	3.01	3,219	3.28
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,703	2.67	3,005	2.97
The Camden	Hollywood	CA	2016	767	287	93%	2,982	3.89	3,013	3.93
Total Los Angeles/Orange County	5	Properties		943	1,811	94%	2,856	3.03	3,113	3.30

Camden Hillcrest	San Diego	CA	2021	1,223	132	96%	3,637	2.97	3,929	3.21
Camden Landmark	Ontario	CA	2006	982	469	95%	2,256	2.30	2,504	2.55
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,932	2.83	3,275	3.16
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	2,845	2.96	3,141	3.26
Camden Tuscany	San Diego	CA	2003	895	160	93%	3,240	3.62	3,503	3.91
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	2,496	2.37	2,764	2.63
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,751	2.73	3,036	3.01

TOTAL CALIFORNIA	11	Properties		975	3,608	95%	2,804	2.87	3,074	3.15

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,960	2.21	2,247	2.53
Camden Caley	Englewood	CO	2000	921	218	96%	1,973	2.14	2,242	2.43
Camden Denver West	Golden	CO	1997	1,015	320	97%	2,306	2.27	2,600	2.56
Camden Flatirons	Denver	CO	2015	960	424	97%	2,065	2.15	2,396	2.50
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	2,337	2.03	2,653	2.31
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	2,124	2.12	2,448	2.44
Camden Lakeway	Littleton	CO	1997	929	459	96%	2,082	2.24	2,367	2.55
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,897	2.25	2,152	2.55
Camden RiNo	Denver	CO	2020	828	233	94%	2,171	2.62	2,594	3.13
TOTAL COLORADO	9	Properties		957	2,873	97%	2,110	2.20	2,420	2.53

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	2,183	2.06	2,490	2.35
Camden College Park	College Park	MD	2008	942	509	97%	1,909	2.03	2,253	2.39
Camden Dulles Station	Oak Hill	VA	2009	977	382	98%	2,285	2.34	2,600	2.66
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	98%	2,307	2.18	2,663	2.52
Camden Fairfax Corner	Fairfax	VA	2006	934	489	98%	2,293	2.45	2,673	2.86
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	2,210	2.22	2,473	2.48
Camden Grand Parc	Washington	DC	2002	672	105	96%	2,798	4.16	3,092	4.60
Camden Lansdowne	Leesburg	VA	2002	1,006	690	98%	2,213	2.20	2,538	2.52
Camden Monument Place	Fairfax	VA	2007	856	368	98%	2,068	2.42	2,381	2.78
Camden Noma	Washington	DC	2014	769	321	95%	2,308	3.00	2,707	3.52
Camden Noma II	Washington	DC	2017	759	405	95%	2,375	3.13	2,743	3.61
Camden Potomac Yard	Arlington	VA	2008	832	378	97%	2,359	2.83	2,757	3.31
Camden Roosevelt	Washington	DC	2003	856	198	97%	3,219	3.76	3,629	4.24
Camden Shady Grove	Rockville	MD	2018	877	457	96%	2,099	2.39	2,403	2.74
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	2,201	2.26	2,515	2.58
Camden South Capitol	Washington	DC	2013	821	281	95%	2,468	3.00	2,958	3.60
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	2,148	2.47	2,424	2.79
TOTAL DC METRO	17	Properties		913	6,192	97%	2,263	2.48	2,609	2.86

Camden Atlantic	Plantation	FL	2022	919	269	99%	2,481	2.70	2,725	2.97
Camden Aventura	Aventura	FL	1995	1,108	379	96%	2,764	2.49	3,192	2.88
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	2,639	3.13	3,001	3.56
Camden Brickell	Miami	FL	2003	937	405	97%	2,985	3.19	3,309	3.53
Camden Doral	Miami	FL	1999	1,120	260	97%	2,676	2.39	2,981	2.66
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,934	2.34	3,293	2.63
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	2,776	2.66	3,203	3.07
Camden Plantation	Plantation	FL	1997	1,201	502	96%	2,444	2.03	2,749	2.29
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	2,462	2.21	2,798	2.52
Total Southeast Florida	9	Properties		1,065	3,050	97%	2,680	2.52	3,026	2.84

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2024

(Unaudited)							2Q24 Avg Monthly		2Q24 Avg Monthly
			Year Placed	Average	Apartment	2Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	97%	$1,938	$1.80	$2,229	$2.07
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,820	1.91	2,119	2.22
Camden Lake Eola	Orlando	FL	2021	944	360	96%	2,425	2.57	2,746	2.91
Camden LaVina	Orlando	FL	2012	969	420	95%	1,881	1.94	2,216	2.29
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,848	1.97	2,178	2.32
Camden North Quarter	Orlando	FL	2016	806	333	96%	1,888	2.34	2,146	2.66
Camden Orange Court	Orlando	FL	2008	817	268	94%	1,758	2.15	2,057	2.52
Camden Thornton Park	Orlando	FL	2016	920	299	96%	2,093	2.27	2,341	2.54
Camden Town Square	Orlando	FL	2012	983	438	94%	1,881	1.91	2,159	2.20
Camden Waterford Lakes	Orlando	FL	2014	971	300	97%	1,906	1.96	2,211	2.28
Camden World Gateway	Orlando	FL	2000	979	408	93%	1,872	1.91	2,175	2.22
Total Orlando	11	Properties		944	3,954	95%	1,934	2.05	2,234	2.37

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,891	2.01	2,227	2.36
Camden Central	St. Petersburg	FL	2019	942	368	95%	3,372	3.58	3,714	3.94
Camden Montague	Tampa	FL	2012	972	192	98%	1,898	1.95	2,255	2.32
Camden Pier District	St. Petersburg	FL	2016	989	358	94%	3,508	3.55	3,694	3.73
Camden Preserve	Tampa	FL	1996	942	276	97%	2,079	2.21	2,407	2.56
Camden Royal Palms	Brandon	FL	2006	1,017	352	95%	1,790	1.76	2,113	2.08
Camden Visconti	Tampa	FL	2007	1,125	450	95%	2,049	1.82	2,321	2.06
Camden Westchase Park	Tampa	FL	2012	992	348	96%	2,102	2.12	2,439	2.46
Total Tampa	8	Properties		990	3,104	96%	2,306	2.33	2,612	2.64

TOTAL FLORIDA	28	Properties		995	10,108	96%	2,273	2.29	2,591	2.60

Camden Brookwood	Atlanta	GA	2002	916	359	92%	1,690	1.84	2,052	2.24
Camden Buckhead	Atlanta	GA	2022	1,087	366	91%	2,581	2.38	2,727	2.51
Camden Buckhead Square	Atlanta	GA	2015	827	250	94%	1,772	2.14	1,983	2.40
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,701	1.72	1,980	2.00
Camden Deerfield	Alpharetta	GA	2000	1,187	292	97%	1,959	1.65	2,254	1.90
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	1,765	1.75	2,089	2.07
Camden Fourth Ward	Atlanta	GA	2014	844	276	96%	2,048	2.43	2,386	2.83
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	92%	1,773	1.90	2,129	2.28
Camden Paces	Atlanta	GA	2015	1,408	379	94%	2,914	2.07	3,219	2.29
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,774	1.73	2,068	2.01
Camden Phipps	Atlanta	GA	1996	1,010	234	72%	1,768	1.75	2,072	2.05
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	95%	1,687	1.48	2,040	1.79
Camden St. Clair	Atlanta	GA	1997	999	336	94%	1,751	1.75	2,096	2.10
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	1,549	1.54	1,872	1.86
TOTAL GEORGIA	14	Properties		1,036	4,270	93%	1,940	1.87	2,242	2.16

Camden Ballantyne	Charlotte	NC	1998	1,048	400	93%	1,737	1.66	2,044	1.95
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,758	1.94	2,086	2.31
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,835	2.14	2,145	2.50
Camden Fairview	Charlotte	NC	1983	1,036	135	93%	1,549	1.49	1,824	1.76
Camden Foxcroft	Charlotte	NC	1979	940	156	93%	1,442	1.53	1,724	1.83
Camden Foxcroft II	Charlotte	NC	1985	874	100	96%	1,516	1.73	1,820	2.08
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,979	2.66	2,228	3.00
Camden Grandview	Charlotte	NC	2000	1,060	285	94%	2,164	2.04	2,445	2.31
Camden Grandview II	Charlotte	NC	2019	2,241	28	93%	4,147	1.85	4,376	1.95
Camden NoDa	Charlotte	NC	2023	789	387	97%	1,638	2.08	1,882	2.39
Camden Sedgebrook	Charlotte	NC	1999	972	368	95%	1,617	1.66	1,923	1.98
Camden South End	Charlotte	NC	2003	878	299	95%	1,896	2.16	2,186	2.49
Camden Southline	Charlotte	NC	2015	831	266	96%	2,049	2.47	2,312	2.78
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	1,736	1.58	2,057	1.87
Camden Touchstone	Charlotte	NC	1986	899	132	96%	1,451	1.61	1,718	1.91
Total Charlotte	15	Properties		936	3,510	95%	1,794	1.92	2,080	2.22

Camden Asbury Village	Raleigh	NC	2009	1,009	350	96%	1,626	1.61	1,922	1.90
Camden Carolinian	Raleigh	NC	2017	1,118	186	94%	2,318	2.07	2,556	2.29
Camden Crest	Raleigh	NC	2001	1,012	442	93%	1,517	1.50	1,799	1.78
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	93%	1,651	1.58	1,984	1.90
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	1,608	1.51	1,896	1.78
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,544	1.60	1,855	1.92
Camden Overlook	Raleigh	NC	2001	1,060	322	94%	1,654	1.56	1,994	1.88
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,453	1.50	1,739	1.79
Camden Westwood	Morrisville	NC	1999	1,022	360	97%	1,561	1.53	1,853	1.81
Total Raleigh	9	Properties		1,022	3,252	95%	1,611	1.58	1,909	1.87

TOTAL NORTH CAROLINA	24	Properties		977	6,762	95%	1,706	1.75	1,997	2.04

Camden Franklin Park	Franklin	TN	2018	967	328	96%	2,051	2.12	2,228	2.30
Camden Music Row	Nashville	TN	2016	903	430	95%	2,384	2.64	2,511	2.78
TOTAL TENNESSEE	2	Properties		931	758	95%	2,240	2.41	2,386	2.56

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2024

(Unaudited)							2Q24 Avg Monthly		2Q24 Avg Monthly
			Year Placed	Average	Apartment	2Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	95%	$1,471	$1.71	$1,781	$2.07
Camden Amber Oaks II	Austin	TX	2012	910	244	95%	1,562	1.72	1,864	2.05
Camden Brushy Creek	Cedar Park	TX	2008	882	272	94%	1,551	1.76	1,779	2.02
Camden Cedar Hills	Austin	TX	2008	911	208	98%	1,700	1.87	1,997	2.19
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	1,904	1.99	2,237	2.34
Camden Huntingdon	Austin	TX	1995	903	398	94%	1,591	1.76	1,916	2.12
Camden La Frontera	Austin	TX	2015	901	300	96%	1,615	1.79	1,863	2.07
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,795	2.14	2,067	2.47
Camden Rainey Street	Austin	TX	2016	873	326	86%	2,069	2.37	2,338	2.68
Camden Shadow Brook	Austin	TX	2009	909	496	89%	1,463	1.61	1,750	1.92
Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,688	1.86	1,988	2.19
Total Austin	11	Properties		897	3,686	93%	1,669	1.86	1,958	2.18

Camden Addison	Addison	TX	1996	942	456	95%	1,581	1.68	1,870	1.99
Camden Belmont	Dallas	TX	2010/2012	946	477	94%	1,814	1.92	2,081	2.20
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,543	1.68	1,860	2.02
Camden Centreport	Ft. Worth	TX	1997	912	268	95%	1,526	1.67	1,816	1.99
Camden Cimarron	Irving	TX	1992	772	286	97%	1,577	2.04	1,838	2.38
Camden Design District	Dallas	TX	2009	939	355	95%	1,695	1.81	1,916	2.04
Camden Farmers Market	Dallas	TX	2001/2005	932	904	93%	1,581	1.70	1,852	1.99
Camden Greenville	Dallas	TX	2017/2018	1,028	558	96%	2,066	2.01	2,268	2.21
Camden Henderson	Dallas	TX	2012	966	106	96%	1,968	2.04	2,240	2.32
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,673	2.01	1,954	2.35
Camden Legacy Park	Plano	TX	1996	870	276	94%	1,756	2.02	2,058	2.36
Camden Panther Creek	Frisco	TX	2009	946	295	93%	1,737	1.84	2,037	2.15
Camden Riverwalk	Grapevine	TX	2008	989	600	96%	1,879	1.90	2,160	2.18
Camden Valley Park	Irving	TX	1986	743	516	96%	1,435	1.93	1,737	2.34
Camden Victory Park	Dallas	TX	2016	861	423	96%	2,023	2.35	2,273	2.64
Total Dallas/Ft. Worth	15	Properties		913	6,224	95%	1,715	1.88	1,988	2.18

Camden City Centre	Houston	TX	2007	932	379	95%	1,610	1.73	1,920	2.06
Camden City Centre II	Houston	TX	2013	869	268	96%	1,565	1.80	1,885	2.17
Camden Cypress Creek	Cypress	TX	2009	993	310	96%	1,556	1.57	1,852	1.86
Camden Cypress Creek II	Cypress	TX	2020	950	234	95%	1,601	1.68	1,898	2.00
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	95%	1,653	1.54	1,966	1.83
Camden Downtown	Houston	TX	2020	1,052	271	93%	2,573	2.45	2,897	2.75
Camden Grand Harbor	Katy	TX	2008	959	300	92%	1,484	1.55	1,750	1.82
Camden Greenway	Houston	TX	1999	861	756	96%	1,521	1.77	1,829	2.12
Camden Heights	Houston	TX	2004	927	352	96%	1,680	1.81	2,001	2.16
Camden Highland Village	Houston	TX	2014/2015	1,172	552	95%	2,428	2.07	2,642	2.26
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,469	1.57	1,757	1.88
Camden McGowen Station	Houston	TX	2018	1,004	315	95%	2,106	2.10	2,369	2.36
Camden Midtown	Houston	TX	1999	844	337	96%	1,555	1.84	1,842	2.18
Camden Northpointe	Tomball	TX	2008	940	384	94%	1,399	1.49	1,716	1.83
Camden Plaza	Houston	TX	2007	915	271	97%	1,746	1.91	2,024	2.21
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,631	2.19	2,984	2.49
Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,542	1.67	1,629	1.76
Camden Royal Oaks II	Houston	TX	2012	1,054	104	96%	1,760	1.67	1,860	1.76
Camden Spring Creek	Spring	TX	2004	1,080	304	93%	1,527	1.41	1,805	1.67
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,289	1.52	1,586	1.88
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,451	1.57	1,716	1.86
Camden Travis Street	Houston	TX	2010	819	253	95%	1,521	1.86	1,831	2.24
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,612	1.87	1,928	2.24
Camden Whispering Oaks	Houston	TX	2008	936	274	95%	1,489	1.59	1,799	1.92
Camden Woodmill Creek	Houston	TX	2024	1,434	189	Lease-Up	2,510	1.75	2,943	2.05
Camden Woodson Park	Houston	TX	2008	916	248	97%	1,385	1.51	1,647	1.80
Camden Yorktown	Houston	TX	2008	995	306	95%	1,404	1.41	1,675	1.68
Total Houston	27	Properties		965	9,343	95%	1,700	1.76	1,975	2.05

TOTAL TEXAS	53	Properties		935	19,253	95%	1,699	1.82	1,976	2.11

TOTAL PROPERTIES	172	Properties		964	58,250	95%	$1,994	$2.07	$2,297	$2.38